Exhibit 4.4

sirona

SI 0064

NUMBER

SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

The Dental Company

SIRONA DENTAL SYSTEMS, INC.

SIRONA DENTAL SYSTEMS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation and any amendments thereto, to all of which the holder, by acceptance hereof assents.

This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

CUSIP 82966C 10 3 SEE REVERSE FOR CERTAIN DEFINITIONS

is the owner of

THIS CERTIFIES that

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $.O1 PER SHARE OF

Secretary

Chairman, President and CEO

Countersigned and Registered:

AMERICAN STOCK TRANSFER & TRUST COMPANY

(New York, NY)

Sirona Dental Systems, Inc.

CORPORATE SEAL 2006 DELAWARE *

AMERICAN BANK NOTE COMPANY.

Dated

Transfer Agent and Registrar

By

Authorized Signature

SIRONA DENTAL SYSTEMS, INC.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common UNIF GIFT MIN ACT - Custodian

TEN ENT -as tenants by the entireties (Cust) (Minor)

under Uniform Gifts to Minors

JT TEN -as Joint tenants with right of

survivorship and not as tenants Act

in common (State)

Additional abbreviations may also be used though not in the above list.

For value received hereby sell, assign and transfer unto shares of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE

OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION

(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH

MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT

TO S.E.C. RULE l7Ad-15.